EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF LETTER AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation, (“Assignor”), hereby assigns to IREIT Olive Branch Wedgewood, L.L.C., a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest as a party to that certain Letter Agreement dated May 17, 2013 (as amended, the “Purchase Agreement”) by and between Assignor, as the buyer, and SCD#1, LLC, a Mississippi limited liability company, as the seller, with respect to the purchase and sale of certain real property and improvements listed on Exhibit A attached hereto and as further described in the Purchase Agreement (“Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property; provided, however, Assignor agrees to remain liable under the Purchase Agreement as if Assignor is still a party to such Purchase Agreement.

This Assignment is effective as of the 23rd day of December, 2013.

ASSIGNOR:   Inland Real Estate Acquisitions, Inc.,

an Illinois corporation

By:       /s/ Sharon Anderson-Cox

Name: Sharon Anderson-Cox__

Its:       Senior Vice President __

ASSIGNEE:     IREIT Olive Branch Wedgewood, L.L.C.,

a Delaware limited liability company

By:       Inland Real Estate Income Trust, Inc.,

a Maryland corporation, its sole member

By:       /s/ David Z. Lichterman

Name: David Z. Lichterman

Its:       Treasurer and Chief Accounting Officer

EXHIBIT A

LEGAL DESCRIPTION

Land situated in DeSoto County, Mississippi:

PARCEL 1, Lot 2:

Being located in the Southwest Quarter of section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being Lot 2 of Wedgewood Commons as recorded in Plat Book 97, Page 24 at the Chancery Clerk's Office of said County and being more particularly described as Follows:

Commencing at the southwest comer of Section 25, Township 1 South, Range 7 West, said point being the intersection of the old centerline of Goodman Road (Hwy. #302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-Of-Way Plat, Federal Aid Project Number 19-0021-01018-10; thence N21 °36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest corner of Lot 1 of Wedgewood Commons (Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies); thence S63°14'15" E a distance of 196.00 feet to a point in the north right-of-way line of Goodman Road (Hwy. #302) (public R.O.W. varies); thence with said north right-of-way line, S89°57'21" E a distance of 65.14 feet to a point at the southeast comer of said Lot 1; thence with the east line of said Lot 1, N00°04'06" E a distance of 77 .09 feet to a set 1/2" rebar (with I.D. Cap stamped "Reaves Firm" and typical of all rebar referred to herein as set) for the Point Of Beginning; thence continuing with said East line of Lot 1, N00°04'06" E a distance of 227.95 feet to a found iron pipe at the northeast corner of said Lot 1, said point being in the south line of Lot 4 of Wedgewood Commons (Plat Book 104, Page 43); thence with said south line of Lot 4, N89°36'51" E a distance of 363.48 feet to a set 1/2" rebar; thence S45°23'09" E a distance of 48.89 feet to a set 1/2" rebar in a west line of said Lot 4; thence with the said west line of Lot 4, S00°23'09" E a distance of 193.3 7 feet to a set 1/2" rebar in a north line of said Lot 4; thence with said north line of Lot 4, S89°36'50' W a distance of 399.86 feet to the Point of Beginning.

PARCEL 2, Lot 3:

Being located in the southwest quarter of Section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being a portion of the GPHI, LLC property as recorded in Book 471, Page 696 at the Chancery Clerk's Office of said County and being further referenced as Lot 3 of Wedgewood Commons Development as recorded in Plat Book 104, Page 41, at said Chancer Clerk's Office and being more particularly described as follows:

Commencing at the southwest comer of Section 25, township I South, Range 7 west, said point being the intersection of the old centerline of Goodman Road (Hwy. #302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-Of-Way Plat, Federal Aid Project Number 19- 0021-01-018-10; thence N21°36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest comer of Lot 1 of Wedgewood Commons(Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies); thence S63°14'15" E a distance of 196.00 feet to a point in the north right-of-way line of Goodman Road (Hwy. #302) (public R.O.W. varies); thence with said north right-of-way line, S89°57'21" E a Distance of 167.79 feet to a found right-of-way monument; thence a distance of 305.38 feet to a found right-of-way monument; thence S80°39'05" E a distance of 28.74 feet to a set 1/2" rebar (with I.D. Cap stamped "Reaves Firm" and typical of all rebar referred to herein as set) at ta southeast comer of Lot 5 of Wedgewood Commons (Plat Book 104, Page 45) and being the Point of Beginning; thence with an east line of said Lot 5, N00°23'09" W a distance of 301.19 feet to a set 1/2" rebar; thence N42°49'OO" E a distance of 40.47 feet to a set 1/2" Rebar in a south line of said Lot 5; thence with said south line of Lot 5 N00°00'00" E a distance of 289.29 feet to a set 1/2" rebar; thence S42°49'00" E a distance of 39.32 feet to a set rebar; thence with an east line of said Lot 5 S00°00’00" E a distance of 342.65 feet to a set 1/2" rebar in the said north right-of-way line of Goodman Road; thence with said north right-of-way line of Goodman Road, N85°26'59" W a distance of l83.93 feet to a found right-of-way monument thence N80°39'05" W a distance of 160.27 feet to the Point of Beginning.

PARCEL 3, Lot 4

Being located in the southwest quarter of Section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being the GPHI, LLC property as recorded in Book 471, Page 696 and the GPHI, LLC property as recorded in Book 471, Page 708 at the Chancery Clerk's Office of said County and being further referenced as Lot 4 of Wedgewood Commons Development as recorded in Plat Book 104, Page 43 of said Chancery Clerk's Office and being more particularly described as follows:

Commencing at the southwest corner of Section 25, Township 1 South, Range 7 West, said point being the intersection of the old centerline of Goodman Road (Hwy. 302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-Of-Way Plat, Federal Aid Project Number 19- 0021-01-018-10; thence N21°36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest corner of Lot 1 of Wedgewood Commons (Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies); thence with said east right-of-way line of Pleasant Hill Road, N00°07'23" E a distance of 215.12 feet to a set 1/2" rebar (with I.D". Cap stamped 'Reaves Firm' and typical of all rebar referred to herein as set) at the northwest comer of said Lot 1 of Wedge wood Commons and being the Point of Beginning; thence with the said east right-of-way line of said Pleasant Hill Road, N00°07'23" E a distance of 44.71 feet to a point; thence N09°57'34" W a distance of 117.62 feet to a found right-of-way monument; thence continuing N09°57'34" W a distance of 229.47 feet to a set 1/2" rebar; thence with a non-tangent curve to the right, having a radius of 490.00 feet and an arc length of 27.07 feet (chord N02°18'22" W - 27.07 feet) to a point of tangency; thence N00°43'24" W a distance of 411.25 feet to a set 1/2" rebar in the south line of the GPHI, LLC property (Book 471, Page 711); thence with said south line of the GPHI, LLC property, N89°38'26" E a distance of 616.04 feet to a set 1/2" rebar at the northwest comer of Lot 5 of Wedgewood Commons (Plat Book 104, Page 45); thence with the west line of said Lot 5, S00°21'34" E a distance of 59.70 feet to a set 1/2" rebar; thence S40°42'01" E a distance of 126.S9 feet to a set 1/2" rebar; thence S00°00'00" E a distance of 44.37 feet to a set 1/2" rebar; thence S90°00'00'' E a distance of 12.83 feet to a set 1/2" rebar; thence S00°00'00" E a distance of 294.59 feet to a set 1/2" rebar; thence N90°00'00'' W a distance of 191.25 feet to a set 1/2" rebar; thence S00°00'00" E a distance of 312.54 feet to a set 1/2" rebar; thence S90°00'00'' E a distance of 200.96 feet to a set 1/2" rebar; thence S00°23'09" E a distance of 347.79 feet to a set 1/2" rebar in the north right-of- way line of said Goodman Road; thence with said north right-of-way line of Goodman Road, N80°39'05" W a distance of 10.98 feet to a found right-of-way monument; thence N86°01'19" W a distance of 305.38 feet to a found right-of-way monument; thence N89°57'21" W a distance of 102.65 feet to a set 1/2" rebar at the southeast corner of said Lot 1 of Wedgewood Commons; thence with the east line of said Lot 1, N00°04'06" E a distance of 77.09 feet to a set 1/2" rebar at the southwest corner of Lot 2 of Wedgewood Commons (Plat Book 97, Page 24); thence with the south line of said Lot 2, N89°36'50" E a distance of 399.86 feet to a set 1/2" rebar at the southwest corner of said Lot 2; thence with the east line of said Lot 2, N00°23'09" W a distance of 193.37 feet to a set 1/2" rebar; thence N45°23'09" W a distance of 48.89 feet to a set 1/2" rebar; thence with the north line of said Lot 2, S89°36'51 "W a distance of 603.53 feet to the Point of Beginning.

PARCEL 4, Lot 6:

Being located in the Southwest Quarter of Section 25, Township 1 South, Range 7 West in the City of Olive Branch, DeSoto County, Mississippi, and being a portion of Parcel "C" of the Lot 6 SCD #1, LLC property as recorded in Book 564, Page 496 at the Chancery Clerk's Office of said county and being more particularly described as follows:

Commencing at the southwest comer of Section 25, Township 1 South, Range 7 West, said point being the intersection of the old centerline of Goodman Road (Hwy. #302) and the old centerline of Pleasant Hill Road per Mississippi Department of Transportation Right-of-Way Plat, Federal Aid Project Number 19-0021-01-018-10; thence N21°36'05" E a distance of 279.61 feet to a found right-of-way monument at the southwest corner of Lot 1 of Wedge wood Commons (Plat Book 95, Page 48), said point being in the east right-of-way line of Pleasant Hill Road (public R.O.W. varies), thence S63°14'15" E a distance of 196.00 feet to a point in the north right-of-way line of Goodman Road (Hwy #302) (public R.O.W. varies); thence with said north right-of-way line S89°57'21" E a distance of 167.79 feet to a found rightof-way monument; thence S86°01'19" E a distance of 305.38 feet to a found right-of-way monument, thence S80°39'05" E a distance of 189.01 feet to a found right-of-way monument, thence S85°26'59" E a distance of 249.13 feet to a point at the southeast corner of Lot 5 of Wedgewood Commons (Plat Book 104, Page 45) for the POINT OF BEGINNING: thence N00°00'00" W a distance of 378.39 feet to a point; thence S90°00'00" E a distance of 27.94 feet of a point; thence N00°00'00" W a distance of 828.98 feet to a point in the south line of the Pleasant Hill Holdings, LLC property (Book 592, Page 16); thence with the south line of the Pleasant Hill Holdings, LLC property, N89°38'26" E a distance of 71.03 feet to a found steel fencepost at the northwest comer of Lot 12 of South branch Subdivision (PB. 26, PG. 37); thence with the west line of said Lot 12 and the west lines of Lots 11, 10, and 9 of said Southbranch Subdivision, S01 °03'07" E a distance of 847.18 feet to a point at the southwest corner of Lot 8 of said Southbranch Subdivision; thence with the south line of said Lot 8 of said Southbranch Subdivision, S89°36'02" E a distance of 284.35 feet to a found iron pin; thence S00°00'00" W a distance of 389.64 feet to a point in the north right-of-way line of said Goodman Road; thence N85°10'14" W along said north line a distance of 151.11 feet to a found right-of-way monument; thence N86°10'41" W a distance of 128.33 feet to a point; thence N85°26'59" W a distance of 120.64 feet to the POINT OF BEGINNING.

PARCEL 5: Easement

TOGETHER WITH A RECIPROCAL EASEMENT FOR ACCESS, INGRESS AND EGRESS of record in Operation and Easement Agreement by and between Target Corporation and SCD#I, LLC, recorded in Book 565, Page 141, in the Office of the Chancery Court Clerk, DeSoto County, Mississippi.

FOR INFORMATIONAL PURPOSES ONLY: The tax parcel number is 1077 25000 00002.00